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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 15TH, 2006


                             NETCO INVESTMENTS INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

            Washington                   333-47514               91-2031335
------------------------------   ------------------------   -------------------
State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)

        Suite 206, 388 Drake Street
    Vancouver, British Columbia, Canada                      V6B 6A8
  ----------------------------------------                ------------
  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number
          (including area code)                          (604) 681-1064

                                        ---------


  ----------------------------------------                ------------
    (Former name or former address if                      (Zip Code)
       changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

               No events to report.

SECTION 2      FINANCIAL INFORMATION

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               No events to report.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

               No events to report.

ITEM 2.06      MATERIAL IMPAIRMENTS.

               No events to report.

SECTION 3      SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

               No events to report

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

               No events to report.

SECTION 4      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.

SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               The Directors passed a Resolution on the 14th June, 2006 for the Company to implement a forward stock split of the Company's issued and outstanding common stock where every one (1) of the company's issued and outstanding common stock will be split into two (2) common shares, as of the close of Business on the effective date being June 26th, 2006. This action will result in the shareholder owning two (2) shares of common stock for every one (1) share of common stock held by them, as of the close of business on dateMonth6Day26Year2006the 26th June, 2006. The number of issued and outstanding shares will increase from 8,550,000 to 17,100,000.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.

ITEM 5.06      CHANGE IN SHELL COMPANY STATUS.

               No events to report.

SECTION 6      ASSET-BACKED SECURITIES

ITEM 6.01      ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

               No events to report.

ITEM 6.02      CHANGE OF SERVICER OR TRUSTEE.

               No events to report.

ITEM 6.03      CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

               No events to report.

ITEM 6.04      FAILURE TO MAKE A REQUIRED DISTRIBUTION.

               No events to report.

ITEM 6.05      SECURITIES ACT UPDATING DISCLOSURE.

               No events to report.

SECTION 7      REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

               No events to report.

SECTION 8      OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

               No events to report.

SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               No events or exhibits to report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.

/s/ Michael Jackson
------------------------------------
Michael Jackson, President

June 15th, 2006
------------------------------------
Date
----